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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-21113, 333-68757 and 333-40396) of ViaSat, Inc.
of our report dated May 16, 2000, relating to the financial statements and financial statement schedule which appear in this Form 10-K.


PricewaterhouseCoopers LLP

San Diego, California
June 28, 2000